SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                January 13, 1999
                Date of report (Date of earliest event reported)



                                  U-SHIP, INC.
               (Exact Name of Registrant as Specified in Charter)

       UTAH                         000-28452                  41-1823559

(State or Other             (Commission File Number)       (IRS Employer
Jurisdiction                                               Identification No.)
of Incorporation)



                     5583 West 78th Street, Edina, MN 55439
                     --------------------------------------
                    (Address of Principal Executive Offices)



                                 (612) 941-4080
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On January 13, 1999, pursuant to an Agreement and Plan of Merger dated as of January 13, 1999, by and among U-Ship, Inc., a Utah corporation ("Company"), Advanced Courier Services, Inc., a Minnesota corporation and a wholly-owned subsidiary of the Company ("Advanced"), Twin City Transportation, Inc., a Minnesota corporation ("TCT"), and Steven M. Hanousek, the shareholder of TCT, the Company acquired all of the outstanding shares of TCT through the merger of TCT with and into Advanced, which remains a wholly-owned subsidiary of the Company. Under the terms of the merger agreement, the outstanding common stock of TCT was exchanged for 423,330 shares of the Company's common stock, a warrant for the purchase of 1,000 shares of common stock exercisable at $1.063 per share, and the sum of $400,000. The cash portion of the purchase price was obtained by the Company from proceeds from the sale of $500,000 of medium-term notes to an investor in a private transaction. The acquisition will be accounted for as a purchase. TCT's assets included certain leased vehicles, contracts, accounts receivable and good will of TCT. Prior to the merger, no material relationship existed between the Company and TCT or any of its affiliates, any director or officer of the Company or any associate of such director or officer.

         The President of TCT, Steven M. Hanousek, was elected President of Advanced, effective following the merger.

         TCT is an established courier service operating in the Minneapolis-St. Paul, Minnesota metropolitan area. The acquisition of TCT is part of the Company's strategy to pursue acquisitions in the courier industry. The Company is initially focusing on acquisitions in the Minneapolis-St. Paul metropolitan area. There can be no assurance that the Company will consummate any future acquisition or that any acquisition, if consummated, will ultimately be advantageous or profitable for the Company.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  The financial statements required by this Item will be filed by amendment not later than sixty (60) days after the date that this initial report on Form 8-K must be filed.


         (b)      Pro forma financial information.

                  The pro forma financial information required by this Item will be filed by amendment not later than sixty (60) days after the date that this initial report on Form 8-K must be filed.

         (c)      Exhibits.

                       Exhibit No.                 Description
                       -----------                 -----------

                           2.1 Agreement and Plan of Merger, dated as of January 13, 1999, by and among U-Ship, Inc., Advanced Courier Services, Inc., Twin City Transportation, Inc. and the shareholder of Twin City Transportation, Inc.

                          99.1      Press Release, dated January 19, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 1999                   By: /s/ Kenneth D. Zigrino
                                            ------------------------------------
                                         Name: Kenneth D. Zigrino
                                         Title: Vice President-Administration,
                                                General Counsel and Secretary

                                INDEX TO EXHIBITS


EXHIBIT NUMBER

      2.1 Agreement and Plan of Merger, dated as of January 13, 1999, by and among U-Ship, Inc., Advanced Courier Services, Inc., Twin City Transportation, Inc. and the shareholder of Twin City Transportation, Inc.

     99.1         Press Release, dated January 19, 1999.